UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2022

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Bill Kelly

The Company previously announced, in a Current Report on Form 8-K filed with the Commission on January 11, 2022, the anticipated retirement of its current Chief Financial Officer, William P. Kelly. The Company announced at that time that Mr. Kelly’s retirement would be effective when his replacement began full time work with the Company, but no later than June 30, 2022.

On June 30, 2022, Mr. Kelly formally resigned as the Company’s Chief Financial Officer.

Appointment of Scott Malmanger

On June 30, 2022, the Board of Directors of the Company (the “Board”) appointed Scott Malmanger as a consultant to serve as the Company’s interim Chief Financial Officer and Company Secretary. Mr. Malmanger will serve as the interim principal financial officer and principal accounting officer for the Company. Mr. Malmanger will serve in this capacity at the pleasure of the Board.

The Company had previously announced in a Current Report on Form 8-K filed with the Commission on June 6, 2022, that Mr. Malmanger had been appointed to serve as a consultant effective as of May 31, 2022, and that he would be working with Mr. Kelly until Mr. Kelly’s departure. In light of Mr. Kelly’s retirement, the Board appointed Mr. Malmanger as the consultant to serve as interim Chief Financial Officer while the Board continues its search for a replacement chief financial officer. The terms of Mr. Malmanger’s contract with the Company were disclosed in a Current Report on Form 8-K filed with the Commission on June 6, 2022, which is incorporated herein by this reference.

Mr. Malmanger, 66, brings expertise in strategic planning, M&A, and financial reporting and analysis, as well as public company reporting experience. He has successfully worked with companies in a variety of industries as they moved through periods of accelerated growth, most recently serving as Chief Financial Officer of OneroRX, a provider of telepharmacy services, from October 2019 to October 2021. From May 2017 to April 2019, Mr. Malmanger served as Chief Financial Officer of iCoreConnect, a provider of electronic medical record and encrypted email software, where he oversaw the successful recapitalization of the business. Mr. Malmanger also has experience in government contract acquisition and deployment. During his tenure as Chief Financial Officer and Vice President of Finance at American K-9 Detection Services from May 2010 to February 2015, he was responsible for the accounting, treasury and financial reporting functions and configured and implemented a Federal Acquisition Regulations compliant accounting system with SOX compliant internal control policies and procedures. He received his B.S. in Business and Accounting from Pillsbury College and his Master of Business Administration from Minnesota State University.  He previously was licensed as a CPA by the Iowa Society of Certified Public Accountants and has earned the designation of Certified Management Accountant from the Institute of Management Accountants.  Both licenses are currently inactive.

There are no family relationships between Mr. Malmanger and anyone currently serving as a director, executive officer, or director nominee of the Company.

There are no related party transactions between Mr. Malmanger and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of BK Technologies Corporation (the “Company”) held on June 30, 2022, the Company’s stockholders: (i) elected D. Kyle Cerminara, Michael C. Mitchell, R. Joseph Jackson, Charles T. Lanktree, E. Gray Payne, John M. Suzuki, and Lloyd R. Sams to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of MSL, P.A. as the Company’s independent registered public accounting firm for fiscal year 2022.

The voting results for each proposal were as follows:

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Proposal No. 1- Election of Directors:

Name	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	8,619,152	182,434	4,665,094
R. Joseph Jackson	8,682,568	119,018	4,665,094
Charles T. Lanktree	7,668,896	1,132,690	4,665,094
Michael C. Mitchell	8,679,969	121,617	4,665,094
E. Gray Payne	8,487,319	314,267	4,665,094
Lloyd R. Sams	8,678,766	122,820	4,665,094
John M. Suzuki	8,683,722	117,864	4,665,094

Proposal No. 2 - Ratification of Appointment of MSL, P.A.

For	Against	Abstain	Broker Non-Votes
13,366,798	24,096	75,786	0

Item 8.01 Other Events.

Stock Dividend

On June 30, 2022, the Board declared a quarterly dividend of $0.03 per share of the Company’s common stock, payable on August 8, 2022, to the stockholders of record of the Company’s common stock as of the close of business on July 25, 2022 (the “Quarterly Dividend”).

The press release announcing the Quarterly Dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Board Committees

At the meeting of the Company’s Board on June 30, 2022, the Board appointed the following directors to serve on the following committees of the Board:

-	Audit Committee: E. Gray Payne (Chair); Joe Jackson; Charlie Lanktree;

-	Compensation Committee: Joe Jackson (Chair); Charlie Lanktree; Mike Mitchell; and

-	Nominating and Governance Committee: E. Gray Payne (Chair); Mike Mitchell; Lloyd Sams.

Appointment of New Chairman of the Board

On July 5, 2022, the Board of Directors (the “Board”) of BK Technologies Corporation, a Nevada corporation (the “Company”), determined it was advisable and in the best interests of the Company to name D. Kyle Cerminara to serve as the Chairman of the Board to replace E. Gray Payne, and to accept General Payne’s resignation as Chairman of the Board.

Biographical information about Mr. Cerminara can be found in the Company’s most recent Definitive Proxy Statement.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

No.	Description

99.1	Press Release date July 6, 2022 – Quarterly Dividend

99.2	Press Release dated July 6, 2022 – Appointment of Mr. Malmanger

99.3	Press Release dated July 6, 2022 – Chairman of the Board

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: July 6, 2022	By:	/s/ John M. Suzuki
John M. Suzuki
Chief Executive Officer

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